UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):	May 22, 2012

BENIHANA INC.
(Exact name of registrant as specified in its charter)

Delaware	0-26396	65-0538630
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8750 Northwest 36th Street, Doral, Florida	33178
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	(305) 593-0770

None
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[X]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

Item 1.01     Entry into a Material Definitive Agreement

On May 22, 2012, Benihana Inc. (“Benihana”) entered into an Agreement and Plan of Merger with Safflower Holdings Corp. (“Parent”) and Safflower Acquisition Corp. (“MergerSub”) dated as of May 22, 2012 (the “Merger Agreement”).  Under the terms of the Merger Agreement, Merger Sub will be merged with and into Benihana, and as a result Benihana will continue as the surviving corporation and a wholly-owned subsidiary of Parent (the “Merger”).  Parent is owned by funds advised by Angelo, Gordon & Co. (“Angelo Gordon”).  At the effective time of the Merger, each outstanding share of Benihana’s common stock, other than shares owned by Parent and its subsidiaries or held in Benihana’s treasury, or by any stockholders who are entitled to and who properly exercise appraisal rights under Delaware law, will be cancelled and converted into the right to receive $16.30 per share in cash. Each option to purchase Benihana’s common stock that is outstanding as of the effective time of the Merger will be cancelled in exchange for the right to receive the excess of $16.30 over the exercise price of such option, less applicable taxes required to be withheld. The transaction will result in Benihana no longer trading publicly.  Benihana’s Board of Directors has approved, and declared to be advisable, the Merger Agreement and the transactions provided for therein.

In the Merger Agreement, Benihana has made customary representations and warranties that expire at the effective time of the Merger, as well as customary covenants.   Under the terms of the Merger Agreement, Benihana and its advisors are permitted to actively solicit and consider alternative proposals from third parties until 11:59 p.m., New York City time, on July 1, 2012. Benihana does not intend to disclose developments with respect to this process unless and until its Board of Directors makes a decision regarding a potential superior proposal. There can be no assurances that this process will result in a superior proposal or alternative transaction. In addition, Parent may, subject to the terms of the Merger Agreement, respond to such proposals.

The Merger Agreement may be terminated under certain circumstances, including in specified circumstances in connection with superior proposals. Upon the termination of the Merger Agreement, under specified circumstances, Benihana will be required to reimburse Parent and Merger Sub for their transaction expenses and, under other specified circumstances, Benihana will be required to pay Parent, or its designee, a termination fee, the amount of which would depend on the circumstances under which the Merger Agreement is terminated. Under specified circumstances under which the Merger Agreement is terminated, Parent will be required to pay Benihana a termination fee.

Assuming the satisfaction of conditions, Benihana expects the transaction to close in the second half of the 2012 calendar year.  Consummation of the Merger is not subject to a financing condition, but is subject to customary closing conditions, including the approval of Benihana’s stockholders and regulatory clearance.

Jefferies & Company, Inc. is serving as exclusive financial advisor to Benihana and Hughes Hubbard & Reed LLP is serving as legal advisor to Benihana in connection with the transaction. Kirkland & Ellis LLP is serving as legal advisor to Angelo Gordon in connection with the transaction.

The foregoing summary of the Merger Agreement  and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement, a copy of which is attached as Exhibit 2.1 to this report and is incorporated herein by reference.  The Merger Agreement has been included to provide investors with information regarding its terms. It is not intended to provide any other factual information about Benihana, Parent, Merger Sub or their affiliates. The representations, warranties and covenants contained in the Merger Agreement were made only for the purposes of that agreement and as of the specific dates therein, were solely for the benefit of the parties to the Merger Agreement, and may be subject to limitations agreed upon by the parties, including being qualified by information in confidential disclosure schedules that the parties have exchanged in connection with signing the Merger Agreement and made for the purposes of allocating contractual risk among the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors.  Investors are not third-party beneficiaries of the Merger Agreement and should not rely on the representations, warranties or covenants or any description thereof as characterizations of the actual state of facts at the time they were made or otherwise.  Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in Benihana’s public disclosures.

Item 7.01     Regulation FD Disclosure

On May 22, 2012, Benihana issued a press release announcing that the parties had entered into the Merger Agreement. This press release is attached to this report as Exhibit 99.1.

Forward Looking Statements

This report may contain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve significant risks and uncertainties. All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including all statements regarding information regarding the intent, belief or current expectation of Benihana and members of its senior management team. Forward-looking statements include, without limitation, statements regarding business combinations and similar transactions, prospective performance and opportunities and the outlook for Benihana's businesses, performance and opportunities and regulatory approvals, the anticipated timing of filings and approvals relating to the transaction; the expected timing of the completion of the transaction; the ability to complete the transaction considering the various closing conditions; and any assumptions underlying any of the foregoing. Investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties and are cautioned not to place undue reliance on these forward-looking statements. Actual results may differ materially from those currently anticipated due to a number of risks and uncertainties. Risks and uncertainties that could cause the actual results to differ from expectations contemplated by forward looking statements include: uncertainties as to the timing of the Merger; uncertainties as to how many of Benihana’s stockholders will vote in favor of the Merger; the possibility that competing offers will be made; the possibility that various closing conditions for the transaction may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the transaction; the effects of disruption from the transaction making it more difficult to maintain relationships with employees, customers, other business partners or governmental entities; other business effects, including the effects of industry, economic or political conditions outside of Benihana's control; transaction costs; actual or contingent liabilities. In addition, Benihana's actual performance and financial results may differ materially from those currently anticipated due to a number of risk and uncertainties, including, but not limited to, risks related to Benihana's business strategy, including the Renewal Program and marketing programs; risks related to Benihana's ability to operate successfully in the current challenging economic environment; risks related to Benihana's efforts to strengthen its Benihana Teppanyaki concept and build its RA Sushi and Haru brands; failure of Benihana's existing or new restaurants to achieve expected results; damage to Benihana's brands or reputation; inability to successfully expand Benihana's operations; changes in general economic conditions and dependence on sales concentrated in certain geographic areas; intense competition in the restaurant industry; changes in government legislation that may increase labor costs; litigation; adverse public or medical opinions about the health effects of consuming Benihana's products; failure to comply with governmental regulations; changes in food costs; the inability to retain key personnel; federal and state tax rules could negatively impact results of operations and financial position; fluctuating insurance requirements and costs; seasonality of Benihana's business; adverse impact if information technology and computer systems do not perform properly. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Benihana does not undertake any obligation to update any forward-looking statements as a result of new information, future developments or otherwise, except as expressly required by law.

Additional Information and Where to Find It

Benihana plans to file with the Securities and Exchange Commission and mail to its stockholders a proxy statement that will contain information about Benihana, Angelo Gordon, the proposed merger, and related matters. STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT CAREFULLY WHEN IT IS AVAILABLE, AS IT WILL CONTAIN IMPORTANT INFORMATION THAT STOCKHOLDERS SHOULD

CONSIDER BEFORE MAKING A DECISION ABOUT THE MERGER. In addition to receiving the proxy statement or a notice of internet availability of the proxy statement from Benihana by mail, stockholders will also be able to obtain the proxy statement, as well as other filings containing information about Benihana, without charge, from the Securities and Exchange Commission's website (www.sec.gov) or, without charge, from Benihana by mail or online from the Benihana website at the Investor Relations section of www.benihana.com/about. This is neither a solicitation of proxy, an offer to purchase nor a solicitation of an offer to sell shares of Benihana. Benihana and its executive officers and directors may be deemed to be participants in the solicitation of proxies from Benihana stockholders with respect to the proposed merger.

Information regarding Benihana’s directors and executive officers is contained in Benihana’s Annual Report on Form 10-K for the year ended March 27, 2011, Amendment No. 1 to that Form 10-K filed July 25, 2011 and Benihana’s  proxy statement dated December 9, 2011, which are filed with the SEC. As of May 22, 2012, Benihana’s directors and officers beneficially owned approximately 1,274,827 shares, or 7.0%, of Benihana's common stock. Additional information regarding the interests of the participants in the solicitation of proxies in connection with the transaction will be included in the proxy statement.

Item 9.01     Financial Statements and Exhibits

(d)  Exhibits:

Exhibit Number	Exhibit
2.1	Agreement and Plan of Merger, dated May 22, 2012, by and among Benihana Inc., Safflower Holdings Corp. and Safflower Acquisition Corp.
99.1	Joint Press Release of Benihana Inc. and Angelo, Gordon & Co. dated May 22, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BENIHANA INC.

Dated: May 23, 2012	By:	/s/ Richard Stockinger
Richard Stockinger
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Exhibit
2.1	Agreement and Plan of Merger, dated May 22, 2012, by and among Benihana Inc., Safflower Holdings Corp. and Safflower Acquisition Corp.
99.1	Joint Press Release of Benihana Inc. and Angelo, Gordon & Co. dated May 22, 2012